(ICON)

Prudential
Active
Balanced
Fund

SEMI
ANNUAL
REPORT

March 31, 1997

(LOGO)

Prudential Active Balanced Fund

A Series of the Prudential Dryden Fund

Performance At A Glance.

Led by large companies, stocks continued their record bull market run for much of the last six months before faltering somewhat toward the end of the period on fears of rising interest rates and slowing corporate earnings growth. Rising short-term interest rates and the prospect of even higher rates to come also hurt bond market performance. The Prudential Active Balanced Fund, which invests in both stocks and bonds, did not perform as well as the average balanced fund, as measured by Lipper Analytical Services. Our somewhat smaller position in stocks, due to our continuing concerns over record stock market valuations, restrained performance.

Cumulative Total Returns1                      As of 3/31/97
                             One         Five        Ten             Since
                             Year        Years      Years         Inception2
      Class A                N/A         N/A        N/A           1.5%
      Class B                N/A         N/A        N/A           1.3
      Class C                N/A         N/A        N/A           1.3
      Class Z                4.7%        8.3%      36.1%         50.1
Lipper Balanced Fds3         5.4        10.7       43.7          ***

Average Annual Total Returns1                    As of 3/31/97
                                  One           Three           Since
                                  Year          Years         Inception2
    Class Z                       8.3%          10.8%         10.0%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares on a quarterly basis, after approximately seven years. Class Z shares are not subject to a sales charge or distribution fee. Since Class A, B, and C shares have been in existence less than a year, no average annual total returns are presented.

2Inception dates: 11/6/96 for Class A, B and C; 1/4/93 for Class Z.

3Lipper average returns are for 322 funds for six months, 294 funds for one year and 177 funds for three years.

*** The Lipper Since Inception category return for Class A, Class B and Class C is -1.0% which includes 338 funds, and Class Z is 52.8% for 108 funds.

How Investments Compared.
    (As of 3/31/97)

        (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other invest-ments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

Taxable Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Bradley Goldberg, Fund Manager                      (PICTURE)

Portfolio
Manager's Report

The Prudential Active Balanced Fund invests in a combination of stocks, bonds and lower-risk money market instruments, such as short-term U.S. Treasury securities. By diversifying in this way, the Fund aims to benefit from rising stock markets while providing investors with greater protection should stocks fall. In short, the Fund seeks to approach expected long-term returns of an all-equity portfolio, while taking less risk. There can be no assurance that the Fund will achieve its investment objective.

We're Active.
We actively manage our allocation to stocks, bonds and cash. We will shift investments to capitalize on intermediate term opportunities (12 to 18 months) and to maximize total return. We'll hold anywhere from 40% to 75% in stocks, 25% to 60% in bonds, and zero to 35% in cash, depending on market conditions.

Strategy Session.
--------------------------------------------------------------------------
We remained relatively cautious on the stock market, particularly in view of the recent period of higher short-term interest rates.

Relatively Less In Stocks.
We maintained a somewhat smaller position in stocks during the period in response to record stock market valuations. For example, we held 46% of total net assets in stocks as of March 31, 1997, in contrast with the traditional balanced fund position of 60% in equities. We continue to look for stocks we believe to be attractively priced, yet with good earnings growth potential.

Neutral In Bonds.
We believe bonds offer good long-term value, but on a short-term basis there is some uncertainty regarding the recent Federal Reserve Board action to raise interest rates. We therefore maintained the average duration of our bond holdings at 5 years. (Duration is a measure of the sensitivity of bond prices to changes in interest rates.)

Cash For Opportunities.
We continue to hold a moderate amount of cash -- 18% of total net assets. We believe our cash position will allow us to take advantage of opportunities in both stocks and bonds as they present themselves.

     Portfolio Breakdown.
 Expressed as a percentage of
total net assets as of 3/31/97.

           (GRAPH)

What Went Well.
-----------------------------------------------
Earnings Were Up.
Several of our stocks performed exceptionally well during the period. Although we found them in a variety of different industries, they had one thing in common -- all were experiencing strong corporate earnings growth.

-- Delta Airlines benefited from the recent boom in domestic airline industry and recently reported earnings above Wall Street expectations.

-- The New York Times continued to execute its operating strategy well.
   Earnings received a boost from increases in advertising lineage and rates combined with reductions in newsprint costs.

-- CIGNA, the insurance and financial services company, also exceeded expectations. Its ongoing restructuring is on target, with all sectors of the business on or ahead of plan.

Five Largest Holdings.

2.3%   CIGNA
       Insurance
2.2%   General Motors
       Automobiles
2.0%   New York Times
       Media
1.6%   International Business Machines
       Computers
1.6%   Dresser
       Petroleum Services

Expressed as a percentage of total investments as of 3/31/97.

And Not So Well.
-----------------------------------------------
Stocks Were Volatile.
After rising almost relentlessly for six years, the stock market suddenly became volatile as March ended. The stock market continued to be quite narrow in focus with large company or so-called Blue Chip stocks getting most of the attention.

Also, earnings news for some of our stocks was not good. Computer giant IBM suffered during the period due to investor nervousness about the level of first quarter earnings. Newmont Mining also did not perform as well as we had hoped, suffering from decreasing gold prices. Despite the setback, we continue to hold Newmont because we like its production growth profile.

A Tough Time For Bonds.
With the unexpected strength of the economy, interest rates were on the rise, creating a difficult time for bonds. We do believe, however, if rates continue to rise, that bonds will become more attractive relative to our low inflation outlook. Therefore we may be looking for buying opportunities in this sector.

Looking Ahead.
-----------------
We expect the equity markets will remain volatile for some time to come. Consequently, we are content to hold less in stocks than we normally would as we wait for the more attractive price levels. We continue to look for solid stocks that will provide the highest possible return for the lowest level of risk.

We believe opportunities will appear as the year progresses to put our cash reserves to work in both stocks and bonds. We plan to use cash opportunistically as these situations present themselves.

President's Letter                               May 14, 1997
   (PICTURE)
                            We're On Your Side

Dear Shareholder:

The past few months were mixed for most U.S. stock and bond investors. The recent news was good: The Dow Jones Industrial Average set several record highs in May and long-term interest rates were easing. The average stock and bond mutual fund finished the four-month period ending in April in positive territory. It was a different story only a few weeks earlier when the Dow declined significantly from another record high set in mid-March, and long-term interest rates were at the highest levels in six months.

The reasons behind these recent market swings have been widely publicized -- higher interest rates and inflationary pressures. And while we are watching market developments closely, we are also very concerned about you and how you're dealing with events. We realize that staying the course during times of market uncertainty isn't easy. Here are some thoughts that may help:

-- Keep Your Expectations Realistic. The best investors know that financial markets rise and fall -- and so too, will the value of their investments. Over time, however, stocks have been shown to produce very attractive returns that were well ahead of inflation.

-- Remember Your Time Horizon. If your investment goals are long term (several years or more), your time horizon should also be long term. During this period, it's not unusual for stocks and bonds to experience several periods of market uncertainty.

-- We're On Your Side. Your Prudential Securities Financial Advisor or Prudential Registered Representative can help you understand what's happening in the financial markets. They can assist you in making informed decisions based upon a thorough knowledge of your financial needs and long-term goals. Call him or her today.

Thank you for your continued confidence in Prudential mutual funds. We'll do everything we can to keep you informed and to earn your trust.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as of     THE PRUDENTIAL DRYDEN FUND
March 31, 1997 (Unaudited)         ACTIVE BALANCED FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--81.9%
COMMON STOCKS--46.0%
------------------------------------------------------------
Airlines--1.3%
   22,800   Delta Airlines, Inc.                   $   1,918,050
------------------------------------------------------------
Automobiles & Trucks--3.2%
   57,000   General Motors Corp.                       3,156,375
   27,000   General Motors Corp., Class H              1,464,750
                                                   -------------
                                                       4,621,125
------------------------------------------------------------
Banking--2.9%
   11,500   Chase Manhattan Corp.                      1,076,687
   22,800   Fleet Financial Group, Inc.                1,305,300
  144,400   Hibernia Corp.                             1,895,250
                                                   -------------
                                                       4,277,237
------------------------------------------------------------
Business Services--0.5%
   20,300   Manpower, Inc.                               730,800
------------------------------------------------------------
Chemicals--2.1%
   27,300   Betz Laboratories, Inc.                    1,723,312
   43,100   Dexter Corp.                               1,298,388
                                                   -------------
                                                       3,021,700
------------------------------------------------------------
Chemicals-Specialty--1.7%
   82,100   Engelhard Corp.                            1,724,100
   17,500   Morton International, Inc.                   739,375
                                                   -------------
                                                       2,463,475
------------------------------------------------------------
Commercial Services--1.7%
   35,375   CUC International Inc.(a)                    795,937
   49,800   Ogden Corp.                                1,052,025
   15,100   York International Corp.                     632,313
                                                   -------------
                                                       2,480,275
Computer Software & Services--0.4%
   13,700   Symbol Technologies, Inc.(a)           $     661,025
------------------------------------------------------------
Computers--2.8%
   18,200   Hewlett-Packard Co.                          969,150
   17,200   International Business Machines
              Corp.                                    2,362,850
  112,600   Unisys Corp.(a)                              717,825
                                                   -------------
                                                       4,049,825
------------------------------------------------------------
Drugs & Medical Supplies--1.2%
   30,500   Pharmacia & Upjohn, Inc.                   1,117,063
   15,100   Vertex Pharmaceuticals, Inc.(a)              611,550
                                                   -------------
                                                       1,728,613
------------------------------------------------------------
Electronics--0.3%
   35,600   International Rectifier Corp.(a)             422,750
------------------------------------------------------------
Industrial Technology/Instruments--1.0%
   33,000   Millipore Corp.                            1,398,375
------------------------------------------------------------
Insurance--2.3%
   22,800   CIGNA Corp.                                3,331,650
------------------------------------------------------------
Lodging--0.6%
   36,500   Hilton Hotels Corp.                          885,125
------------------------------------------------------------
Machinery--1.6%
   15,000   Case Corp.                                   761,250
    8,800   Caterpillar Inc.                             706,200
   22,300   Kennametal, Inc.                             808,375
                                                   -------------
                                                       2,275,825

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of     THE PRUDENTIAL DRYDEN FUND
March 31, 1997 (Unaudited)         ACTIVE BALANCED FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Media--5.1%
   42,900   McGraw-Hill Companies, Inc.            $   2,193,263
   66,700   New York Times Co.                         2,943,137
    8,600   Omnicom Group                                428,925
   47,800   Tribune Co.                                1,935,900
                                                   -------------
                                                       7,501,225
------------------------------------------------------------
Mineral Resources--1.8%
   30,200   ASARCO Inc.                                  849,375
   44,474   Newmont Mining Corp.                       1,723,367
                                                   -------------
                                                       2,572,742
------------------------------------------------------------
Miscellaneous Basic Industry--4.0%
   39,450   Avalon Properties, Inc.                    1,084,875
   19,900   Champion International Corp.                 905,450
   28,700   Reynolds Metals Co.                        1,779,400
  118,900   Westinghouse Electric Corp.                2,110,475
                                                   -------------
                                                       5,880,200
------------------------------------------------------------
Office Equipment & Supplies--0.7%
   17,400   Xerox Corp.                                  989,625
------------------------------------------------------------
Petroleum--2.1%
   26,200   Amerada Hess Corp.                         1,388,600
   60,823   Union Pacific Resources Group, Inc.        1,627,015
                                                   -------------
                                                       3,015,615
Paper--0.7%
   32,900   Boise Cascade Corp.                    $   1,003,450
------------------------------------------------------------
Petroleum Services--2.6%
   27,200   Anadarko Petroleum Corp.                   1,526,600
   76,700   Dresser Industries, Inc.                   2,320,175
                                                   -------------
                                                       3,846,775
------------------------------------------------------------
Publishing--0.7%
   31,400   American Greetings Corp.                   1,002,838
------------------------------------------------------------
Railroads--0.6%
   14,961   Union Pacific Corp.                          849,037
------------------------------------------------------------
Retail--1.4%
  115,179   Limited, Inc.                              2,116,414
------------------------------------------------------------
Steel-Producers--0.7%
   40,000   USX Corp. -U.S. Steel Group                1,065,000
------------------------------------------------------------
Telecommunications--0.8%
   32,100   MCI Communications Corp.                   1,143,563
------------------------------------------------------------
Trucking & Shipping--1.2%
   58,800   Ryder System, Inc.                         1,719,900
                                                   -------------
            Total common stocks
              (cost $56,956,080)                      66,972,234
                                                   -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of     THE PRUDENTIAL DRYDEN FUND
March 31, 1997 (Unaudited)         ACTIVE BALANCED FUND
------------------------------------------------------------
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
DEBT OBLIGATIONS--35.9%
------------------------------------------------------------
U.S. Government Securities--35.9%
   $5,030   United States Treasury Bond,
            7.875%, 2/15/21                        $   5,389,947
            United States Treasury Notes,
    6,575   8.875%, 11/15/98                           6,823,600
    5,510   7.50%, 11/15/01                            5,665,823
   17,435   6.25%, 2/15/03                            16,960,942
   18,480   5.75%, 8/15/03                            17,443,457
                                                   -------------
            Total debt obligations
              (cost $52,515,892)                      52,283,769
                                                   -------------
            Total long-term investments
              (cost $109,471,972)                    119,256,003
                                                   -------------
SHORT-TERM INVESTMENTS--16.9%
------------------------------------------------------------
Repurchase Agreement--16.9%
   24,526   Joint Repurchase Agreement Account,
              6.438%, 04/01/97 (Note 4)
              (cost $24,526,000)                      24,526,000
------------------------------------------------------------
Total Investments--98.8%
            (cost $133,997,972; Note 3)              143,782,003
            Other assets in excess of
              liabilities--1.2%                        1,799,284
                                                   -------------
            Net Assets--100%                       $ 145,581,287
                                                   -------------
                                                   -------------

---------------
(a) Non-income producing security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Statement of Assets and Liabilities                 THE PRUDENTIAL DRYDEN FUND
(Unaudited)                                         ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

Assets                                                                                                         March 31, 1997
Investments, at value (cost $133,997,972)..................................................................       $143,782,003
Cash.......................................................................................................                744
Receivable for investments sold............................................................................          1,135,065
Dividends and interest receivable..........................................................................            799,847
Receivable for Fund shares sold............................................................................            365,507
Other assets...............................................................................................             12,959
                                                                                                                 --------------
    Total assets...........................................................................................        146,096,125
                                                                                                                 --------------
Liabilities
Payable for Fund shares reacquired.........................................................................            377,199
Management fee payable.....................................................................................             82,138
Payable for investments purchased..........................................................................              6,012
Distribution fee payable...................................................................................                 28
Accrued expenses...........................................................................................             49,461
                                                                                                                 --------------
    Total liabilities......................................................................................            514,838
                                                                                                                 --------------
Net Assets.................................................................................................       $145,581,287
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par....................................................................................       $     11,674
   Paid-in capital in excess of par........................................................................        128,913,040
                                                                                                                 --------------
                                                                                                                   128,924,714
   Undistributed net investment income.....................................................................          1,025,019
   Accumulated net realized gain on investments............................................................          5,847,523
   Net unrealized appreciation on investments..............................................................          9,784,031
                                                                                                                 --------------
Net assets, March 31, 1997.................................................................................       $145,581,287
                                                                                                                 --------------
                                                                                                                 --------------
Class A:
   Net asset value and redemption price per share
      ($2,228.10 / 178.886 shares of common stock issued and outstanding)..................................             $12.46
   Maximum sales charge (5.0% of offering price)...........................................................                .65
   Maximum offering price to public........................................................................             $13.11
Class B:
   Net asset value, offering price and redemption price per share
      ($50,245 / 4,041 shares of common stock issued and outstanding)......................................             $12.43
Class C:
   Net asset value, offering price and redemption price per share
      ($196.77 / 15.827 shares of common stock issued and outstanding).....................................             $12.43
Class Z:
   Net asset value, offering price and redemption price per share
      ($145,528,617 / 11,670,294 shares of common stock issued and outstanding)............................             $12.47

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

THE PRUDENTIAL DRYDEN FUND
ACTIVE BALANCED FUND
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                 Six Months
                                                   Ended
Net Investment Income                          March 31, 1997
Income
   Interest.................................    $  2,437,209
   Dividends (net of foreign withholding
      taxes of $522)........................         663,573
                                               --------------
    Total income............................       3,100,782
                                               --------------
Expenses
   Distribution fee--Class A................               2
   Distribution fee--Class B................              33
   Distribution fee--Class C................               1
   Management fee...........................         514,076
   Transfer agent's fees and expenses.......          61,700
   Registration fees........................          50,000
   Custodian's fees and expenses............          43,000
   Reports to shareholders..................          22,500
   Administration fee.......................          21,553
   Legal fees...............................          10,500
   Audit fee................................          10,000
   Organization expense.....................           6,588
   Directors' fees..........................           5,000
   Miscellaneous............................           5,689
                                               --------------
    Total expenses..........................         750,642
                                               --------------
Net investment income.......................       2,350,140
                                               --------------
Realized and Unrealized Gain on
Investment Transactions
Net realized gain on investment
   transactions.............................       6,492,245
Net change in unrealized appreciation on
   investments..............................      (1,210,241)
                                               --------------
Net gain on investments.....................       5,282,004
                                               --------------
Net Increase in Net Assets
Resulting from Operations...................    $  7,632,144
                                               --------------
                                               --------------

THE PRUDENTIAL DRYDEN FUND
ACTIVE BALANCED FUND
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                     Six Months
                                       Ended         Year Ended
Increase                             March 31,      September 30,
in Net Assets                           1997            1996
Operations
   Net investment income..........  $  2,350,140        4,391,687
   Net realized gain on
      investment..................     6,492,245        9,129,045
   Net change in unrealized
      appreciation on
      investments.................    (1,210,241)      (1,120,181)
                                    ------------    -------------
   Net increase in net assets
      resulting from operations...     7,632,144       12,400,551
                                    ------------    -------------
Dividends and distributions
   Dividends to shareholders from
      net investment income
      Class A.....................           (64)              --
      Class B.....................            (6)              --
      Class C.....................            (6)              --
      Class Z.....................    (4,627,738)      (3,972,955)
                                    ------------    -------------
                                      (4,627,814)      (3,972,955)
                                    ------------    -------------
   Distributions to shareholders
      from net realized gains
      Class A.....................          (128)              --
      Class B.....................           (12)              --
      Class C.....................           (12)              --
      Class Z.....................    (9,255,475)      (1,932,789)
                                    ------------    -------------
                                      (9,255,627)      (1,932,789)
                                    ------------    -------------
Fund share transactions
   Net proceeds from shares
      sold........................    36,626,039       36,454,403
   Net asset value of shares
      issued to shareholders in
      reinvestment of
      distributions...............    13,883,406        5,905,744
   Cost of shares reacquired......   (52,265,158)      (8,618,544)
                                    ------------    -------------
   Net increase (decrease) in net
      assets from Fund share
      transactions................    (1,755,713)      13,741,603
                                    ------------    -------------
Total increase (decrease).........    (8,007,010)      20,236,410
Net Assets
Beginning of period...............   153,588,297      133,351,887
                                    ------------    -------------
End of period.....................  $145,581,287    $ 153,588,297
                                    ------------    -------------
                                    ------------    -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Notes to Financial Statements                        THE PRUDENTIAL DRYDEN FUND
(Unaudited)                                          ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
The Prudential Dryden Fund, (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of two separate funds: Stock Index Fund and Active Balanced Fund (the 'Fund'). Prior to October 28, 1996 the Company was named the Prudential Institutional Fund and prior to September 20, 1996, it consisted of seven separate funds, five of which were reorganized on September 20, 1996 and combined with existing funds in the Prudential Mutual Funds family of funds (see
Note 6.)
The Company had no operations until July 7, 1992 when 10,000 shares of beneficial interest of the Company were sold for $100,000 to Prudential Institutional Fund Management, Inc. ('PIFM'). Investment operations of the Fund commenced on January 4, 1993. The Fund's investment objective is to achieve total returns approaching equity returns, while accepting less risk than an all-equity portfolio, through an actively-managed portfolio of equity securities, fixed income securities and money market instruments.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.
Securities Valuation: Securities, including options, warrants, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade and NASDAQ national market equity securities are valued at the last sale price on such exchange or board of trade on the date of valuation or, if there was no sale on such day, at the average of readily closing bid and asked prices quoted on such day.
Securities, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, shall be valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.
U.S. government securities for which market quotations are available shall be valued at a price provided by an independent broker/dealer or pricing service. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or provides a valuation that, in the judgement of the subadviser, does not represent fair value, shall by valued at fair value as determined under procedures established by the Trustees.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Dividends and Distributions: Dividends and distributions of the Fund are declared in cash and automatically reinvested in additional shares of the Fund. The Fund will declare and distribute its net investment income and net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Deferred Organizational Expenses: Approximately $450,000 of costs were incurred in connection with the organization and initial registration of the Company and have been deferred and are being amortized ratably over the date each of the Funds' commenced investment operations.
--------------------------------------------------------------------------------
                                       8

Notes to Financial Statements                        THE PRUDENTIAL DRYDEN FUND
(Unaudited)                                          ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Note 2. Agreements
The Fund had a management agreement with PIFM through October 30, 1996. Pursuant to this agreement, PIFM had responsibility for all investment advisory services and supervises the subadviser's performance of such services.
PIFM had a subadvisory agreement with Jennison Associates Capital Corp. ('Jennison') through October 30, 1996. Jennison furnished investment advisory services in connection with the management of the Fund. PIFM paid for the costs and expenses attributable to the subadvisory agreements and the salaries and expenses of all personnel of the Fund except for fees and expenses of unaffiliated Trustees. The Fund paid for all other costs and expenses.
Through October 30, 1996 the management fee paid PIFM was computed daily and payable monthly at an annual rate of .70 of 1% of the average daily net assets of the Fund. Effective October 31, 1996 the management fee paid PMF was computed daily and payable monthly at an annual rate of .65 of 1% of the average daily net assets of the Fund. Pursuant to the subadvisory agreement, Jennison was compensated by PMF for its services at an annual rate of .30 of 1% of the Fund's average daily net assets up to and including $300 million and .25 of 1% of the Fund's average daily net assets in excess of $300 million.
Effective October 31, 1996 the Fund entered into a management agreement with Prudential Investments Fund Management LLC ('PMF'). Pursuant to this agreement PMF has responsibility for all investment advisory services. PMF entered into a subadvisory agreement with Jennison. Jennison, subject to the supervision of PMF, manages the assets of the Fund in accordance with its investment objectives and policies and in a manner consistent with the previous arrangement. PMF pays for the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund will bear all other costs and expenses. The Fund had an administration agreement with PMF through October 30, 1996. The administration fee paid PMF was computed daily and payable monthly, at an annual rate of .17% of the Company's average daily net assets up to $250 million and
 .15% of the Company's average daily net assets in excess of $250 million. PMF furnished to the Fund such services as the Fund may require in connection with the administration of the Fund's business affairs. PMF also provided certain transfer agent services through its wholly-owned subsidiary, Prudential Mutual Fund Services, Inc. ('PMFS'). For such services, PMFS was paid .03% of the Company's average daily net assets up to $250 million and .02% of the Company's average daily net assets in excess of $250 million from the administration fee paid to PMF.
Effective October 31, 1996 Prudential Securities Incorporated ('PSI') became the distributor of the Fund's Class A, Class B and Class C shares. PSI also will incur the expenses of distributing the Fund's Class Z shares under the distribution agreement, none of which is reimbursed by or paid for by the Fund. Pursuant to plans of distribution (the 'Class A, B and C plans'), the Fund compensates PSI for distribution-related activities at an annual rate of up to
 .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A, Class B and Class C plans will be .25%, 1% and 1%, respectively, of the average daily net assets of the Fund.
PIFM, Jennison, PMF and PSI are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1997 aggregated $28,911,422 and $36,690,586, respectively.
The cost basis of investments for federal income tax purposes is $133,961,911. As of March 31, 1997, net unrealized appreciation for federal income tax purposes was $9,820,092 (gross unrealized appreciation--$11,469,015, gross unrealized depreciation--$1,648,923).
--------------------------------------------------------------------------------
                                       9

Notes to Financial Statements                        THE PRUDENTIAL DRYDEN FUND
(Unaudited)                                          ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Note 4. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. At March 31, 1997, the Fund had a 2.55% undivided interest in the repurchase agreements in the joint account. The undivided interest represented $24,526,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore was as follows:
Bear, Stearns & Co., Inc., 6.40%, in the principal amount of $315,000,000, repurchase price $315,056,000, due 4/1/97. The value of the collateral including accrued interest was $321,684,450.
CS First Boston Corp., 6.45%, in the principal amount of $250,000,000, repurchase price $250,044,792, due 4/1/97. The value of the collateral including accrued interest was $256,162,625.
Goldman, Sachs & Co., Inc., 6.50%, in the principal amount of $315,000,000, repurchase price $315,056,875, due 4/1/97. The value of the collateral including accrued interest was $321,300,771.
J.P. Morgan Securities, Inc., 6.00%, in the principal amount of $18,220,000, repurchase price $18,223,037, due 4/1/97. The value of the collateral including accrued interest was $18,584,479.
UBS Securities, Inc., 6.40% in the principal amount of $65,000,000, repurchase price $65,011,556, due 4/1/97. The value of the collateral including accrued interest was $66,300,284.
------------------------------------------------------------
Note 5. Capital
The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Transactions in shares of beneficial interest were as follows:

Class A                                 Shares         Amount
-----------------------------------   ----------    ------------
October 31, 1996(a)
  through March 31, 1997:
Shares sold........................          165    $      2,242
Shares issued in reinvestment of
  dividends and distributions......           14             183
                                      ----------    ------------
Net increase in shares
  outstanding......................          179    $      2,425
                                      ----------    ------------
                                      ----------    ------------
Class B                                 Shares         Amount
-----------------------------------   ----------    ------------
October 31, 1996(a)
  through March 31, 1997:
Shares sold........................        4,115    $     52,384
Shares issued in reinvestment of
  dividends and distributions......            1               9
Shares reacquired..................          (75)           (964)
                                      ----------    ------------
Net increase in shares
  outstanding......................        4,041    $     51,429
                                      ----------    ------------
                                      ----------    ------------
Class C
-----------------------------------
October 31, 1996(a)
  through March 31, 1997:
Shares sold........................           15             200
Shares issued in reinvestment of
  dividends and distributions......            1               9
                                      ----------    ------------
Net increase in shares
  outstanding......................           16    $        209
                                      ----------    ------------
                                      ----------    ------------
Class Z
-----------------------------------
Six months ended March 31, 1997:
Shares sold........................    2,879,807    $ 36,571,213
Shares issued in reinvestment of
  dividends and distributions......    1,097,487      13,883,205
Shares reacquired..................   (4,113,338)    (52,264,194)
                                      ----------    ------------
Net decrease in shares
  outstanding......................     (136,044)   $ (1,809,776)
                                      ----------    ------------
                                      ----------    ------------
Year ended September 30, 1996:
Shares sold........................    2,893,381    $ 36,454,403
Shares issued in reinvestment of
  dividends and distributions......      483,285       5,905,744
Shares reacquired..................   (2,273,501)    (28,618,544)
                                      ----------    ------------
Net increase in shares
  outstanding......................    1,103,165    $ 13,741,603
                                      ----------    ------------
                                      ----------    ------------

---------------
(a) Commencement of offering of Class A, B, and C shares.
Of the shares outstanding at March 31, 1997, PIFM and affiliates owned 514,745 shares of the Fund.
--------------------------------------------------------------------------------
                                       10

Notes to Financial Statements                        THE PRUDENTIAL DRYDEN FUND
(Unaudited)                                          ACTIVE BALANCED FUND
--------------------------------------------------------------------------------
Note 6. Reorganization
On May 17, 1996, the Trustees of the Company approved an Agreement and a Plan of Reorganization (the 'Plan of Reorganization') for five other series of the Company. The Plan of Reorganization was approved by shareholders on September 6, 1996. This Fund approved a new manager, distributor and transfer agency agreements on October 30, 1996.
Under the Plan of Reorganization, all of the assets and liabilities of the Growth Stock Fund, Balanced Fund, Income Fund and Money Market Fund ('Series') were transferred at net asset value for equivalent value Class Z shares of Prudential Jennison Fund, Inc., Prudential Allocation Fund--Balanced Portfolio, Prudential Government Income Fund, Inc. and Prudential MoneyMart Assets, Inc., respectively. These Series then ceased operations.
International Stock Fund joined the Prudential Global Fund as separate series of a newly named Prudential World Fund. Existing shareholders became Class Z shareholders and the International Stock Fund also began offering Classes A, B and C shares.
Stock Index Fund and the Fund remained with The Prudential Institutional Fund (renamed the Prudential Dryden Fund) as separate funds. Existing shareholders of the Fund became Class Z shareholders and the Fund began offering Classes A, B and C shares. Stock Index Fund offers a single class of shares. Effective October 30, 1996 these funds were managed by PMF, PMFS will provide transfer agency services and PSI will act as distributor.
--------------------------------------------------------------------------------
                                       11

                                              THE PRUDENTIAL DRYDEN FUND
Financial Highlights (Unaudited)              ACTIVE BALANCED FUND
--------------------------------------------------------------------------------

                                        Class A         Class B         Class C                     Class Z
                                      -----------     -----------     -----------     ------------------------------------
                                      October 31,     October 31,     October 31,
                                        1996(e)         1996(e)         1996(e)       Six Months     Year Ended September
                                        Through         Through         Through         Ended                 30,
                                       March 31,       March 31,       March 31,      March 31,      ---------------------
                                         1997            1997            1997            1997          1996         1995
                                      -----------     -----------     -----------     ----------     --------     --------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period.........................      $ 13.40         $ 13.40         $ 13.40        $  13.01      $  12.46     $  10.92
                                          -----           -----           -----       ----------     --------     --------
Income from investment
   operations:
Net investment income.............          .18             .14             .14             .20           .29(b)       .33(b)
Net realized and unrealized gain
   (loss) on investment
   transactions...................          .05             .06             .06             .43           .81         1.54
                                          -----           -----           -----       ----------     --------     --------
   Total from investment
      operations..................          .23             .20             .20             .63          1.10         1.87
                                          -----           -----           -----       ----------     --------     --------
Less distributions:
Dividends from net investment
   income.........................         (.39)           (.39)           (.39)           (.39)         (.37)        (.29)
Distributions from net realized
   gains..........................         (.78)           (.78)           (.78)           (.78)         (.18)        (.04)
                                          -----           -----           -----       ----------     --------     --------
   Total distributions............        (1.17)          (1.17)          (1.17)          (1.17)         (.55)        (.33)
                                          -----           -----           -----       ----------     --------     --------
Net asset value, end of period....      $ 12.46         $ 12.43         $ 12.43        $  12.47      $  13.01     $  12.46
                                          -----           -----           -----       ----------     --------     --------
                                          -----           -----           -----       ----------     --------     --------
TOTAL RETURN(d)...................         1.50%           1.34%           1.34%           4.71%         9.11%       17.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...      $     2         $    50         $ 197(f)       $145,529      $153,588     $133,352
Average net assets (000)..........      $     2         $     7         $ 163(f)       $156,582      $142,026     $104,821
Ratios to average net assets:(b)
   Expenses, including
      distribution fees...........         1.21%(c)        1.96%(c)        1.96%(c)         .96%(c)      1.00%        1.00%
   Expenses, excluding
      distribution fees...........          .96%(c)         .96%(c)         .96%(c)         .96%(c)       N/A          N/A
   Net investment income..........         2.75%(c)        2.00%(c)        2.00%(c)        3.00%(c)      3.09%        3.53%
Portfolio turnover rate...........           23%             23%             23%             23%           51%          30%
Average commission rate paid per
   share..........................      $ .0604         $ .0604         $ .0604        $  .0604      $  .0654          N/A
                                                 January 4,
                                                   1993(a)
                                                   Through
                                                September 30,
                                     1994           1993
                                    -------     -------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, beginning of
   period.........................  $ 11.05        $ 10.00
                                    -------         ------
Income from investment
   operations:
Net investment income.............      .24(b)         .21(b)
Net realized and unrealized gain
   (loss) on investment
   transactions...................     (.12)           .84
                                    -------         ------
   Total from investment
      operations..................      .12           1.05
                                    -------         ------
Less distributions:
Dividends from net investment
   income.........................     (.14)            --
Distributions from net realized
   gains..........................     (.11)            --
                                    -------         ------
   Total distributions............     (.25)            --
                                    -------         ------
Net asset value, end of period....  $ 10.92        $ 11.05
                                    -------         ------
                                    -------         ------
TOTAL RETURN(d)...................     1.07%         10.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...  $81,176        $38,786
Average net assets (000)..........  $58,992        $12,815
Ratios to average net assets:(b)
   Expenses, including
      distribution fees...........     1.00%          1.00%(c)
   Expenses, excluding
      distribution fees...........      N/A            N/A
   Net investment income..........     3.06%          2.68%(c)
Portfolio turnover rate...........       40%            47%
Average commission rate paid per
   share..........................      N/A            N/A

---------------
(a) Commencement of investment operations.
(b) Net of expense subsidy.
(c) Annualized.
(d) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(e) Commencement of offering of Class A, B and C shares.
(f) Figure is actual and not rounded to nearest thousand.
N/A--Data not required for these periods.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852
http://www.prudential.com

       (LOGO)

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Donald D. Lennox
Douglas H. McCorkindale
Mendel A. Melzer
Thomas T. Mooney
Stephen P. Munn
Richard A. Redeker
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Richard A. Redeker, President
Thomas Early, Vice President
Robert F. Gunia, Vice President
Eugene S. Stark, Treasurer
S. Jane Rose, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Auditors
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick and Lockhart LLP
1800 Massachusetts Ave., N.W.
Washington, D.C. 20036

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 1997 were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.


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